                                                                    EXHIBIT 99.5

CASE NAME:        KEVCO COMPONENTS, INC.                           ACCRUAL BASIS

CASE NUMBER:      401-40790-BJH-11

JUDGE:            BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           ---------            -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JUNE 30, 2002
                                         -------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLEFPARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ WILFORD W. SIMPSON                                         TREASURER
--------------------------------------                   ---------------------
Original Signature of Responsible Party                          Title

WILFORD W. SIMPSON                                           JULY 18, 2002
--------------------------------------                   ---------------------
Printed Name of Responsible Party                                 Date


PREPARER:

/s/ DENNIS S. FAULKNER                                   ACCOUNTANT FOR DEBTOR
--------------------------------------                   ---------------------
Original Signature of Preparer                                   Title

DENNIS S. FAULKNER                                           JULY 18, 2002
--------------------------------------                   ---------------------
Printed Name of Preparer                                          Date

CASE NAME:         KEVCO COMPONENTS, INC.                     ACCRUAL BASIS - 1

CASE NUMBER:       401-40790-BJH-11

COMPARATIVE BALANCE SHEET


                                                                      SCHEDULED          MONTH            MONTH            MONTH
ASSETS                                                                  AMOUNT          APR-02           MAY-02           JUN-02
------                                                                ----------      ----------       ----------       ----------
1.  Unrestricted Cash                                                        134               0                0                0
2.  Restricted Cash
3.  Total Cash                                                               134               0                0                0
4.  Accounts Receivable (Net)
5.  Inventory
6.  Notes Receivable
7.  Prepaid Expenses
8.  Other (Attach List)                                                        0               0                0                0
9.  Total Current Assets                                                     134               0                0                0
10. Property, Plant & Equipment
11. Less: Accumulated Depreciation/Depletion
12. Net Property, Plant & Equipment                                            0               0                0                0
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)                           0               0                0                0
15. Other (Attach List)                                               27,217,768      27,217,768       27,217,768       27,217,768
16. Total Assets                                                      27,217,902      27,217,768       27,217,768       27,217,768

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)                                                                        0                0                0
23. Total Post Petition Liabilities                                                            0                0                0

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                                           75,885,064      13,768,129       13,858,277       13,945,516
25. Priority Debt
26. Unsecured Debt
27. Other (Attach List)                                              157,389,954     157,391,764      157,391,764      157,391,764
28. Total Pre Petition Liabilities                                   233,275,018     171,159,893      171,250,041      171,337,280
29. Total Liabilities                                                233,275,018     171,159,893      171,250,041      171,337,280

EQUITY

30. Pre Petition Owners' Equity                                                     (206,057,116)    (206,057,116)    (206,057,116)
31. Post Petition Cumulative Profit Or (Loss)                                             21,221           21,221           21,221
32. Direct Charges To Equity (Attach Explanation) (FOOTNOTE)                          62,093,770       62,003,622       61,916,383
33. Total Equity                                                                    (143,942,125)    (144,032,273)    (144,119,512)
34. Total Liabilities and Equity                                                      27,217,768       27,217,768       27,217,768


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



CASE NAME:         KEVCO COMPONENTS, INC.                     SUPPLEMENT TO

CASE NUMBER:       401-40790-BJH-11                          ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET


                                                        SCHEDULED           MONTH            MONTH             MONTH
ASSETS                                                    AMOUNT           APR-02           MAY-02            JUN-02
------                                                  ----------       ----------       ----------        ----------
A.
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 8                                     0                0                0                 0

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                                          0                0                0                 0

A. Investment In Subsidiaries                           27,217,768       27,217,768       27,217,768        27,217,768
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 15                           27,217,768       27,217,768       27,217,768        27,217,768

POST PETITION LIABILITIES

A.
B.
C.
D.
E.
TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                                            0                0                 0

PRE PETITION LIABILITIES

A. Intercompany Payables (FOOTNOTE)                     28,889,954       28,891,764       28,891,764        28,891,764
B. 10 3/8 % Senior Sub. Notes                          105,000,000      105,000,000      105,000,000       105,000,000
C. Sr. Sub. Exchangeable Notes                          23,500,000       23,500,000       23,500,000        23,500,000
D.
E.
TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                                 157,389,954      157,391,764      157,391,764       157,391,764

CASE NAME:         KEVCO COMPONENTS, INC.                    ACCRUAL BASIS - 2

CASE NUMBER:       401-40790-BJH-11


INCOME STATEMENT

                                                          MONTH              MONTH           MONTH             QUARTER
REVENUES                                                  APR-02             MAY-02          JUN-02              TOTAL
------                                                  ----------         ----------       ----------        ----------
1.    Gross Revenues                                                                                                   0
2.    Less: Returns & Discounts                                                                                        0
3.    Net Revenue                                                0                  0                0                 0

COST OF GOODS SOLD

4.    Material                                                                                                         0
5.    Direct Labor                                                                                                     0
6.    Direct Overhead                                                                                                  0
7.    Total Cost Of Goods Sold                                   0                  0                0                 0
8.    Gross Profit                                               0                  0                0                 0

OPERATING EXPENSES

9.    Officer / Insider Compensation                                                                                   0
10.   Selling & Marketing                                                                                              0
11.   General & Administrative                                                                                         0
12.   Rent & Lease                                                                                                     0
13.   Other (Attach List)                                        0                  0                0                 0
14.   Total Operating Expenses                                   0                  0                0                 0
15.   Income Before Non-Operating
      Income & Expense                                           0                  0                0                 0

OTHER INCOME & EXPENSES

16.   Non-Operating Income (Att List)                                                                                  0
17.   Non-Operating Expense (Att List)                                                                                 0
18.   Interest Expense                                                                                                 0
19.   Depreciation / Depletion                                                                                         0
20.   Amortization                                                                                                     0
21.   Other (Attach List)                                                                                              0
22.   Net Other Income & Expenses                                0                  0                0                 0

REORGANIZATION EXPENSES

23.   Professional Fees                                                                                                0
24.   U.S. Trustee Fees                                                                                                0
25.   Other (Attach List)                                                                                              0
26.   Total Reorganization Expenses                              0                  0                0                 0
27.   Income Tax                                                                                                       0
28.   Net Profit (Loss)                                          0                  0                0                 0


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



CASE NAME:         KEVCO COMPONENTS, INC.                    ACCRUAL BASIS - 3

CASE NUMBER:       401-40790-BJH-11




CASH RECEIPTS AND                                                   MONTH              MONTH            MONTH           QUARTER
DISBURSEMENTS                                                      APR-02             MAY-02           JUN-02            TOTAL
----------------                                                 ----------         ----------       ----------        ----------
1.  Cash - Beginning Of Month                                             0                  0                0                 0

RECEIPTS FROM OPERATIONS

2.  Cash Sales                                                            0                  0                0                 0

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition                                                                                                                0
4.  Post Petition                                                                                                               0
5.  Total Operating Receipts                                              0                  0                0                 0

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)                                                                                              0
7.  Sale of Assets                                                                                                              0
8.  Other (Attach List)                                                                                                         0
9.  Total Non-Operating Receipts                                          0                  0                0                 0
10. Total Receipts                                                        0                  0                0                 0
11. Total Cash Available                                                  0                  0                0                 0

OPERATING DISBURSEMENTS

12. Net Payroll                                                                                                                 0
13. Payroll Taxes Paid                                                                                                          0
14. Sales, Use & Other Taxes Paid                                                                                               0
15. Secured / Rental / Leases                                                                                                   0
16. Utilities                                                                                                                   0
17. Insurance                                                                                                                   0
18. Inventory Purchases                                                                                                         0
19. Vehicle Expenses                                                                                                            0
20. Travel                                                                                                                      0
21. Entertainment                                                                                                               0
22. Repairs & Maintenance                                                                                                       0
23. Supplies                                                                                                                    0
24. Advertising                                                                                                                 0
25. Other (Attach List)                                                                                                         0
26. Total Operating Disbursements                                         0                  0                0                 0

REORGANIZATION DISBURSEMENTS

27. Professional Fees                                                                                                           0
28. U.S. Trustee Fees                                                                                                           0
29. Other (Attach List)                                                                                                         0
30. Total Reorganization Expenses                                         0                  0                0                 0
31. Total Disbursements                                                   0                  0                0                 0
32. Net Cash Flow                                                         0                  0                0                 0
33. Cash - End of Month                                                   0                  0                0                 0

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



CASE NAME:         KEVCO COMPONENTS, INC.                    ACCRUAL BASIS - 4

CASE NUMBER:       401-40790-BJH-11

                                                SCHEDULED             MONTH              MONTH             MONTH
ACCOUNTS RECEIVABLE AGING                        AMOUNT              APR-02             MAY-02            JUN-02
-------------------------                       ---------            ------             ------            ------
1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable                           0                 0                  0                 0
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)                           0                 0                  0                 0

AGING OF POST PETITION                                      MONTH:     June-02
TAXES AND PAYABLES                                                     -------

                                  0 - 30           31 - 60           61 - 90            91 +
TAXES PAYABLE                      DAYS             DAYS              DAYS              DAYS            TOTAL
-------------                     ------           -------           -------            ----            -----
1.  Federal                                                                                                 0
2.  State                                                                                                   0
3.  Local                                                                                                   0
4.  Other (Attach List)                                                                                     0
5.  Total Taxes Payable                0                 0                 0               0                0
6.  Accounts Payable                   0                 0                 0               0                0


STATUS OF POST PETITION TAXES                                 MONTH:   June-02
                                                                       -------

                                          BEGINNING TAX      AMOUNT WITHHELD                          ENDING TAX
FEDERAL                                    LIABILITY *       AND/OR ACCRUED        (AMOUNT PAID)      LIABILITY
-------                                    -----------       ---------------       -------------      ----------
1.  Withholding **                                                                                             0
2.  FICA - Employee **                                                                                         0
3.  FICA - Employer **                                                                                         0
4.  Unemployment                                                                                               0
5.  Income                                                                                                     0
6.  Other (Attach List)                                                                                        0
7.  Total Federal Taxes                              0                     0                  0                0

STATE AND LOCAL

8.  Withholding                                                                                                0
9.  Sales                                                                                                      0
10. Excise                                                                                                     0
11. Unemployment                                                                                               0
12. Real Property                                                                                              0
13. Personal Property                                                                                          0
14. Other (Attach List)                                                                                        0
15. Total State And Local                            0                     0                  0                0
16. Total Taxes                                      0                     0                  0                0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

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



CASE NAME:         KEVCO COMPONENTS, INC.                   ACCRUAL BASIS - 5

CASE NUMBER:       401-40790-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                            MONTH:     June-02
                                                                       -------


BANK RECONCILIATIONS                        Account # 1             Account # 2
--------------------                        -----------             -----------
A.  BANK:                                                                                 Other Accounts               TOTAL
B.  ACCOUNT NUMBER:                                                                       (Attach Sheet)
C.  PURPOSE (TYPE):
1.  Balance Per Bank Statement
2.  Add: Total Deposits Not Credited
3.  Subtract: Outstanding Checks
4.  Other Reconciling Items
5.  Month End Balance Per Books                                                                       0                    0
6.  Number of Last Check Written

INVESTMENT ACCOUNTS


                                               DATE            TYPE OF
BANK, ACCOUNT NAME & NUMBER                 OF PURCHASE       INSTRUMENT        PURCHASE PRICE        CURRENT VALUE
---------------------------                 -----------       ----------        --------------        -------------
7.

8.

9.

10. (Attach List)

11. Total Investments                                                                      0                       0

CASH

12. Currency On Hand                                                                                               0
13. Total Cash - End of Month                                                                                      0

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



CASE NAME:        KEVCO COMPONENTS, INC.                    ACCRUAL BASIS - 6

CASE NUMBER:      401-40790-BJH-11

                                                            MONTH:     June-02
                                                                       -------
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                          TYPE OF             AMOUNT             TOTAL PAID
NAME                                      PAYMENT              PAID               TO DATE
----                                      -------             -------            ----------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Insiders                                   0                    0


                                  PROFESSIONALS

                                         DATE OF
                                       COURT ORDER                                                               TOTAL
                                       AUTHORIZING            AMOUNT           AMOUNT        TOTAL PAID        INCURRED &
             NAME                        PAYMENT             APPROVED           PAID          TO DATE            UNPAID*
             ----                      -----------           --------          ------        ----------        ----------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Professionals                              0                0               0                 0

     * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                                      SCHEDULED         AMOUNTS           TOTAL
                                                       MONTHLY            PAID            UNPAID
                                                      PAYMENTS           DURING            POST
  NAME OF CREDITOR                                       DUE             MONTH           PETITION
  ----------------                                    ---------         -------         ----------
1.  Bank of America                                       0                0            13,945,516
2.
3.
4.
5.  (Attach List)
6.  TOTAL                                                 0                0            13,945,516

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



CASE NAME:         KEVCO COMPONENTS, INC.                   ACCRUAL BASIS - 7

CASE NUMBER:       401-40790-BJH-11

                                                            MONTH:     June-02
                                                                       -------
QUESTIONNAIRE

                                                                                                                YES       NO
                                                                                                                ---       --
1.   Have any Assets been sold or transferred outside the normal course of business this reporting period?                 X

2.   Have any funds been disbursed from any account other than a debtor in possession account?                             X

3.   Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                               X

4.   Have any payments been made on Pre Petition Liabilities this reporting period?                                        X

5.   Have any Post Petition Loans been received by the debtor from any party?                                              X

6.   Are any Post Petition Payroll Taxes past due?                                                                         X

7.   Are any Post Petition State or Federal Income Taxes past due?                                                         X

8.   Are any Post Petition Real Estate Taxes past due?                                                                     X

9.   Are any other Post Petition Taxes past due?                                                                           X

10.  Are any amounts owed to Post Petition creditors delinquent?                                                           X

11.  Have any Pre Petition Taxes been paid during the reporting period?                                                    X

12.  Are any wage payments past due?                                                                                       X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.



INSURANCE

                                                                                                                 YES      NO
                                                                                                                 ---      --
1.   Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?              X

2.   Are all premium payments paid current?                                                                       X

3.   Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no employees and no operations.

                              INSTALLMENT PAYMENTS


TYPE OF POLICY                         CARRIER                     PERIOD COVERED              PAYMENT AMOUNT & FREQUENCY
--------------                         -------                     --------------              --------------------------
General Liability                 Aon Risk Services                3/1/02-9/1/02                 Semi-Annual    $98,598
D&O Liability                     Great American Insurance         11/1/2001-10/31/2004          Annual         $64,657

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



CASE NAME:         KEVCO COMPONENTS, INC.                FOOTNOTES SUPPLEMENT

CASE NUMBER:       401-40790-BJH-11                      ACCRUAL BASIS

                                                         MONTH:       June-02
                                                                      -------



ACCRUAL
BASIS
FORM
NUMBER              LINE NUMBER        FOOTNOTE / EXPLANATION
------              -----------        ----------------------
   1                    24             The direct charges to equity are due to the secured debt reductions pursuant to
   1                    32             sales of Kevco Manufacturing L.P.'s operating divisions, the sale of the South
                                       Region of Kevco Distribution LP, as well as direct cash payments. The secured debt owed to Bank of America by Kevco, Inc. (Case No.
                                       401-40783-BJH-11) has been guaranteed by all of its co-debtors
                                       (See Footnote 1,27A); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet.

   1                    27A            Intercompany payables are to co-debtors Kevco Management Co. (Case No.
                                       401-40788-BJH-11), Kevco Distribution, LP (Case No. 401-40789-BJH-11), Kevco
                                       Manufacturing, LP (Case No. 401-40784-BJH-11), Kevco Holding, Inc. (Case No.
                                       401-40785-BJH-11), Kevco, Inc. (Case No. 401-40783-BJH-11), Kevco GP, Inc. (Case
                                       No. 401-40786-BJH-11), and DCM Delaware, Inc. (Case No. 401-40787-BJH-11).